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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT MAY 21, 1997

                                   CU BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 0-11008                   95-3657044
       ----------------           ------------            -----------------
       (State or other             Commission                 IRS tax
       jurisdiction of             file number            identification no.
        incorporation)

                16030 VENTURA BOULEVARD, ENCINO, CALIFORNIA 91436
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                       N/A
          ------------------------------------------------------------
          (former name or former address if changed since last report)



        Registrant's telephone number, including area code (818) 907-9122




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Item 1.  Changes In Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events

a)

On May 13, 1997, the Deputy Secretary of the Board of Governors of the Federal Reserve System informed Pacific Century Financial Corporation (formerly Bancorp Hawaii, Inc.) that the Secretary of the Board of Governors of the Federal Reserve System (the "Board"), acting pursuant to authority delegated by the Board had approved the application pursuant to section 3 of the Bank Holding Company Act (12 U.S.C. ss. 1842), by Pacific Century Financial Corporation to acquire all the voting shares of CU Bancorp (the "Registrant"), and thereby indirectly to acquire California United Bank (sole subsidiary of the Registrant). Pursuant to the Board's order, the transaction may not be consummated before May 28, 1997 or later than three months after the date of such approval, unless such period is extended by the Federal Reserve Bank of San Francisco.

On May 7, 1997, the Superintendent of Banks of the State of California approved Pacific Century Financial Corporation's application to acquire control of California United Bank. Such approval is subject to the approval of the transaction by the shareholders of CU Bancorp.

A meeting of the shareholders of CU Bancorp to consider and vote on the transaction is currently scheduled for June 27, 1997.

On February 24, 1997, the Registrant and Pacific Century Financial Corporation (Bancorp Hawaii, Inc.), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), providing for the merger of the Registrant with and into Pacific Century Financial Corporation ("PCFC") with PCFC to be the surviving company. The transaction was subject to, among other customary conditions, regulatory approval and





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approval of the shareholders of Registrant. All regulatory approvals have now been obtained (subject to waiting periods and conditions noted above).

The statements in the preceding paragraph constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). These and any other forward-looking statements made by the Registrant as to the transaction involve significant risks and uncertainties. Actual results may differ materially from the anticipated results or other expectations expressed in any such forward-looking statements. Factors that might cause such differences include general economic conditions; legislation or regulatory changes that adversely affect the businesses of the Registrant or PCFC, competitive pressure among depository institutions increase significantly, market or other factors which could adversely impact the market price of PCFC Stock or CU Stock, or changes in economic, marketing or other factors which could negatively affect the Registrant's deposit base. Further information on other







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factors which could affect the future financial results of the Registrant is included in other filings by the Registrant with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements

         Not Applicable

(b) Pro Forma Financial Statements

         Not Applicable

(c)  Exhibits

         None


Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 1997


         CU BANCORP


         --------------------------------------------------------
         STEPHEN G. CARPENTER, CHIEF EXECUTIVE OFFICER





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                              EXHIBIT INDEX TO 8-K



EXHIBIT NO.               EXHIBIT

None

















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